Convertible Bonds	12 Months Ended
Dec. 31, 2011
Convertible Bonds [Abstract]
Convertible Bonds

21. CONVERTIBLE BONDS

On January 29, 2008, the Company issued in aggregate principal amount of US$172,500,000 Convertible Senior Notes (the "Notes") due January 15, 2018 to third-party investors (the "Holders"). The Notes bear interest at a rate of 3.5% per annum, payable on January 15 and July 15 of each year, commencing on July 15, 2008.

The Holders may require the Company to redeem all or a portion of the Notes on January 15, 2015, at a price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest. The Holders may also require the Company to redeem all or a portion of the Notes at a price equal to 100% of principal amount of the Notes to be repurchased plus accrued and unpaid interest upon the occurrence of a fundamental change, which is defined as a change in control or a termination of trading.

In addition, the Company may redeem part or all of the Notes on and after January 20, 2015, at a price equal to 100% of the principal amount of the Notes to be repurchased plus accrued and unpaid interest, provided the Company's ADSs trading price meets certain conditions.

At the Holders' option, the principal amount of the Notes may be converted into the Company's ADSs initially at a conversion rate of 52.2876 ADSs (equivalent to an initial conversion price of approximately US$19.125 per ADS) per US$1,000 principal amount of the Notes, at any time prior to maturity. The applicable conversion rate will be subject to adjustment in certain circumstances.

The Notes were initially recorded at the principal amount of US$172,500,000. Direct debt issuance costs of RMB40,459,198 are deferred and amortized over the life of the Notes using the effective interest rate method. For the year ended December 31, 2011, the interest expense for the Notes was RMB142,407,000 (US$22,626,194).

At the commitment date on January 29, 2008, the Company evaluated and determined that the redemption and put options do not require bifurcation from the Notes under the requirements of ASC 815-10 because they are clearly and closely related to the debt host instrument.

No beneficial conversion feature was recognized as the effective conversion price per ADS of US$19.125 was higher than the fair value per ADS of the Company at the commitment date (January 29, 2008) of US$17.73.

The adoption of ASC 815-40, Derivatives and Hedging: Contracts in Entity's Own Equity, on January 1, 2009 revised the Company's accounting for the conversion option of the Notes. The Company evaluated the conversion option of the Notes upon adoption of ASC 815-40 and determined that the conversion option qualified for derivative accounting because the conversion option, if freestanding, is not considered to be indexed to the Company's own stock.

Accordingly, the conversion option was bifurcated from the Notes upon adoption of ASC 815-40 as a derivative liability at an initial fair value of RMB962,993,000. Changes in fair value of the conversion options are recognized through the statements of operations. For the year ended December 31, 2011, the Company recorded a gain of RMB264,384,000 (US$42,006,387) (2010: a gain of RMB31,623,000) resulting from the change in fair value of the conversion option. ASC 815-40 requires the Company to recognize the cumulative effect of the change in accounting principle as an adjustment to the opening balance of retained earnings. An adjustment of RMB644,812,000, which represents the cumulative gains on re-measurement that would have been recognized if the guidance in ASC 815-40 had been applied from the Notes issuance date on January 29, 2008, was recorded on January 1, 2009 to accumulated deficit. As of December 31, 2011, the conversion option, which has been combined with the Notes on the balance sheet, was recorded at a fair value of RMB13,182,000 (US$2,094,409) (2010: RMB277,566,000).